Fiscal Fourth Quarter Results

August 22, 2019

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions or the negative versions thereof and which also may be identified per their context that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, operating performance, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, even if experience or future developments make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, or a substitute or alternative for financial measures provided in accordance with GAAP. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.

EXECUTIVE SUMMARY

Fiscal Fourth Quarter 2019

1. Improved fourth quarter order book, supported by outdoor lighting and petroleum graphics
2. Generated Adjusted EBITDA of $3.3 million and free cash flow of $4.8 million
3. Disciplined balance sheet management - reduced debt outstanding by $4.3 million from F3Q19; net leverage ratio of 2.7x
4. Completed New Windsor, New York facility production transfer to Ohio and Kentucky facilities; building sale expected no later than 9/30/19
5. Seeing evidence of progress points: sharpened focus on sales/marketing, improved asset utilization, cost reductions

CONSOLIDATED PERFORMANCE INDICATORS

Sales Performance Has Stabilized, Evidence of Progress Points

1. Sales performance stabilizing – 4Q was the smallest y/y decline in the last five quarters
2. F4Q19 backlog higher than in F4Q18; Seeing an improving order mix
3. Improved price realization resulting from May 2019 price increase
4. Lighting Segment sales were soft in 4Q, while Graphics Segment continues positive momentum



Total Sales ($MM)
$83.4
$72.8
$81.5
F4Q18
F3Q19
F4Q19



Adjusted Diluted Earnings Per Share ($MM)(1)
$0.02
($0.08)
$0.00
F4Q18
F3Q19
F4Q19



Adjusted Operating Income (Loss) ($MM)(1)
$1.0
($1.5)
$0.8
F4Q18
F3Q19
F4Q19



Adjusted EBITDA ($MM)(1)
$3.6
$0.7
$3.3
F4Q18
F3Q19
F4Q19

(1) See Appendix for a reconciliation of GAAP to non-GAAP financial measures

LIGHTING SEGMENT SUMMARY

Customer Orders ($MM) Increased High Single Digit Percent Y/Y in F4Q19

1. Solid quarter in stock/flow channel, offset by softness in the project channel
2. F4Q19 sales also impacted by the rescheduling of certain orders from June to July to support the New Windsor production transfer
3. Lighting project orders increased high single digit percent y/y in F4Q19; backlog increased y/y exiting F4Q19
4. Improved expense management contributed to segment-level growth in Adjusted EBITDA

Lighting Segment Sales ($MM)



$61.5
$52.8
$57.2
F4Q18
F3Q19
F4Q19

Lighting Segment Operating Income (Loss) ($MM)



$1.9
$1.1
$2.7
F4Q18
F3Q19
F4Q19

Lighting Segment Adjusted EBITDA ($MM)(1)



$3.8
$3.0
$4.5
F4Q18
F3Q19
F4Q19

Lighting Segment Adjusted EBITDA Margin (%)(1)



6.1%
5.7%
7.9%
F4Q18
F3Q19
F4Q19

(1) See Appendix for a reconciliation of GAAP to non-GAAP financial measures

GRAPHICS SEGMENT SUMMARY

Strong Sales and Order Levels Continued, Led By Petroleum Vertical

1. F4Q19 Graphics Segment sales increased 11% y/y
2. Y/Y growth in petroleum graphics and digital sales; multiple petroleum programs in progress, including additional expansion into Mexico
3. Expect improved margin realization as we progress through the lifecycle on multiple projects
4. Graphics Segment backlog increased y/y exiting F4Q19

Graphics Segment Sales ($MM)



$22.0
$20.0
$24.3
F4Q18
F3Q19
F4Q19

Graphics Segment Operating Income (Loss) ($MM)



$1.5
($0.6)
$0.8
F4Q18
F3Q19
F4Q19

Graphics Segment Adjusted EBITDA ($MM)(1)



$1.9
($0.5)
$1.2
F4Q18
F3Q19
F4Q19

Graphics Segment Adjusted EBITDA Margin (%)(1)



8.5%
-2.6%
4.8%
F4Q18
F3Q19
F4Q19

(1) See Appendix for a reconciliation of GAAP to non-GAAP financial measures

FREE CASH FLOW GENERATION

Free Cash Flow Provides Flexibility For Debt Reduction and Business Reinvestment

1. FCF in F4Q19 was $2.5 million above F3Q19
2. Effective working capital management contributed to y/y improvement
3. Using FCF to reduce debt, support cash dividend and invest in the business
4. Improved FCF generation remains a key management priority

Improvement In Total Free Cash Flow ($MM)(1)



$8.1
$8.9
Full-Year 2018
Full-Year 2019

(1) Free cash flow defined as cash flow from operations less total capital expenditures; see Appendix for a reconciliation of GAAP to non-GAAP financial measures

MORE EFFICIENT WORKING CAPITAL MANAGEMENT

15% Reduction In Working Capital From Peak In F2Q19

1. Improvement in working capital in multiple areas, including inventory management
2. Results reflect the impact of several structural inventory reduction programs
3. Focused on reducing vendor lead times and component commonality
4. New Windsor consolidation is providing the opportunity to reduce inventory



Internal Initiatives To Reduce Working Capital Requirements Making Steady Progress ($MM)
$68.7
$72.6
$74.8
$68.3
Working capital reduction of 7% y/y
$63.6
F4Q18
F1Q19
F2Q19
F3Q19
F4Q19

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth In Free Cash Flow Supports Reduction in Net Debt Ratio to 2.7x

1. Reduced net debt outstanding by $3.6 million on a y/y basis
2. New Windsor asset sale expected to bring $12 million to balance sheet on or before 9/30/19
3. Current net leverage is 2.7x; New Windsor sale proceeds will further improve the ratio
4. We expect debt levels to continue to remain manageable



Net Debt Outstanding ($MM)
$42.2
$38.6
F4Q18
F4Q19

APPPENDIX

Adjusted Diluted Earnings Per Share

Non-GAAP Reconciliation - In Thousands of Dollars, Except For Per Share Data

	Q4 2018		Q3 2019		Q4 2019	
		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income	$ (2,664)	$ (0.10)	$ (3,168)	$ (0.12)	$ 862	$ 0.03
Goodwill impairment	--	--	--	--	(36)	--
Restructuring and plant closure costs	--	--	115	--	1,025	0.04
Severance costs	27	--	(14)	--	54	--
Transition and re-alignment costs	2,261	$ 0.09	--	--	(3)	--
Tax impact from the anticipated sale of New Windsor Assets	--	--	897	0.03	(1,825)	(0.07)
Tax Impact from the reduction of the Deferred Tax Assets	863	0.03	--	--	--	--
Net Income (Loss) Adjusted	**$ 487**	**$ 0.02**	**$ (2,170)**	**$ 0.08**	**$ 77**	**$ 0.00**

Note: All adjustments are net of tax except for the adjustment of the deferred tax assets, the Tax Impact due to the annual tax rate used for GAAP reporting purposes, and the Tax impact from the anticipated sale of the New Windsor Assets

Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - In Thousands of Dollars

LSI Industries	**Q4 2018**	**Q3 2019**	**Q4 2019**
Operating (Loss) Income	(2,128)	(2,273)	(280)
Restructuring and plant closure costs	-	-	1,082
Severance costs	37	368	26
Transition and re-alignment costs	3,136	42	-
Adjusted Operating Income (loss)	**1,045**	**(1,863)**	**828**
Depreciation and amortization	2,582	2,552	2,434
Adjusted EBITDA	**3,627**	**689**	**3,262**

Segment Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - Thousands of Dollars

Lighting Segment	Q4 2018	Q3 2019	Q4 2019
Net Sales [a]	61,979	53,264	57,243
Operating Income (loss)	1,878	691	1,700
Restructuring and plant closure costs	-	54	1,033
Severance costs	-	368	3
Adjusted Operating Income	**1,878**	**1,113**	**2,736**
Depreciation and amortization	1,922	1,925	1,781
Adjusted EBITDA [b]	**3,800**	**3,038**	**4,517**
Adjusted EBITDA Margin % [b] / [a]	**6.1%**	**5.7%**	**7.9%**

Graphics Segment	Q4 2018	Q3 2019	Q4 2019
Net Sales [c]	22,024	20,143	24,279
Operating Income (loss)	1,472	(898)	762
Severance costs	-	(9)	-
Adjusted Operating Income (loss)	**1,472**	**(907)**	**762**
Depreciation and amortization	401	391	411
Adjusted EBITDA [d]	**1,873**	**(516)**	**1,173**
Adjusted EBITDA Margin % [d] / [c]	**8.5%**	**-2.6%**	**4.8%**

Corporate Segment	Q4 2018	Q3 2019	Q4 2019
Operating Loss	(5,478)	(2,066)	(2,742)
Restructuring and plant closure costs	-	-	49
Severance costs	37	(3)	23
Transition and re-alignment costs	3,136	-	-
Adjusted Operating Loss	**(2,305)**	**(2,069)**	**(2,670)**
Depreciation and amortization	259	236	242
Adjusted EBITDA	**(2,046)**	**(1,833)**	**(2,428)**

Free Cash Flow and Net Debt Outstanding

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Net cash flows (used in) provided by operating activities	(2,725)	2,682	7,932	3,611	2,188	5,440	(1,243)	5,106
Purchases in property, plant, and equipment	(498)	(692)	(988)	(1,228)	(648)	(931)	(769)	(270)
Free Cash Flow	**(3,223)**	**1,990**	**6,944**	**2,383**	**1,540**	**4,509**	**(2,012)**	**4,836**
TTM Free Cash Flow				**8,094**	**12,857**	**15,376**	**6,420**	**8,873**

LSI Industries	Q4 2018	Q4 2019
Debt	45,360	39,541
Less:		
Cash	3,178	966
Net Debt Outstanding	42,182	38,575